UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 Current Report

                        Pursuant to Section 13 or 15 (d)

                     of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): January 25, 1996


                            HOMESTAKE MINING COMPANY
             (Exact name of Registrant as specified in its charter)




     Delaware                   1-8736                  94-2934609
    (State or other            (Commission             (I.R.S. Employer
     jurisdiction of            File Number)            Identification Number)
     incorporation)



          650 California Street, San Francisco, California 94108-2788
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (415) 981-8150


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Item 5.  Other Events.

On January 25, 1996 the Registrant issued the press release appended as Exhibit 99.7, announcing that it had extended until Friday, February 9, 1996, its offer to acquire the shares of its subsidiary, Homestake Gold of Australia Limited, that Homestake does not own already.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

     Exhibit 99.7 Press Release dated January 25, 1996 announcing that the Registrant had extended until Friday, February 9, 1996, its offer to acquire the shares of its subsidiary, Homestake Gold of Australia Limited, that Homestake does not own already.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   January 25, 1996


                                  HOMESTAKE MINING COMPANY
                                       (Registrant)



                                  By: /s/David W. Peat
                                      ----------------
                                      David W. Peat
                                      Vice President and Controller



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